Liquidity and Management’s Plans	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Liquidity and Management’s Plans [Abstract]
LIQUIDITY AND MANAGEMENT’S PLANS

Note 2 — Liquidity, Management’s Plans and Uncertainties

As of June 30, 2023, the Company had a cash, cash equivalents and investments balance of $12.3 million and working capital and stockholders’ equity of $9.5 million and $9.5 million, respectively. During the six months ended June 30, 2023, the Company incurred a net loss of $6.5 million. Based on management’s current plans (see Note 1 — Business Organization and Nature of Operations) on working towards the Merger and the suspension of its R&D activities, the Company believes that its funds available will be sufficient to fund the Company’s planned operating expenses and capital expenditure requirements for at least one year from the issuance of these financial statements. However, if the Merger is not approved or does not occur, the Company may not be successful in identifying and implementing any strategic alternatives to the Merger, including a debt or equity raise, business combination, investment into the Company, asset sale or other strategic transaction.

Note 2 — Liquidity and Management’s Plans

As of December 31, 2022, the Company had a cash, cash equivalents and investments balance of $15.7 million and working capital and stockholders’ equity of $15.2 million and $15.3 million, respectively. During the year ended December 31, 2022, the Company incurred a net loss of $12.2 million. As reflected in the financial statements, the Company had an accumulated deficit as of December 31, 2022 and 2021, as well as recurring losses and negative cash flows from operating activities from inception. These factors raised substantial doubt about the Company’s ability to continue as a going concern for at least one year from the issuance of these financial statements. However, based on managements’ plans, which include a planned decrease in research and development expenses due to the suspension of the IND enabling work for pre-clinical candidate CB5138-3 and a focus on evaluating potential strategic alternatives, the Company believes that it has sufficient capital to meet its operating expenses and obligations for the next twelve months from the date of this filing. However, if unanticipated difficulties or circumstances arise and, depending on the outcome of the Company’s evaluation of strategic alternatives, the Company may require additional capital sooner to support its operations. If the Company is unable to raise additional capital whenever necessary, it may be forced to further decelerate or curtail its operations until such time as additional capital becomes available, which could have a material adverse effect on the Company and it financial statements. There can be no assurance that such a plan would be successful. There is no assurance that additional financing will be available when needed or that the Company will be able to obtain such financing on reasonable terms.